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                                                                Exhibit 10.13(k)

              AMENDMENT NUMBER 11 TO PURCHASE AGREEMENT GCT-025/98

This Amendment Number 11 to Purchase Agreement GCT-025/98, dated as of May __, 2001 ("Amendment No. 11") relates to the Purchase Agreement GCT-025/98 (the "Purchase Agreement") between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("Embraer") and Solitair Corp. ("Buyer") dated June 17, 1998 as amended from time to time (collectively referred to herein as "Agreement"). This Amendment No. 11 is between Embraer and Buyer, collectively referred to herein as the "Parties".

This Amendment No. 11 sets forth certain additional agreements between Embraer and Buyer relative to changes on the delivery schedule, interest on late payments and non-excusable delays interest for payments with maturity date on and after January 31st, 2001 and Buyer's exercise of Option Aircraft.

This Amendment No. 11 constitutes an amendment and modification of the Purchase Agreement. Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect. All terms defined in this Amendment No. 11 which are not defined in the Purchase Agreement shall have the meaning set forth in this Amendment No. 11. All capitalized terms used in this Amendment No. 11 which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 11 and the Purchase Agreement the terms, conditions and provisions of this Amendment No. 11 shall control.

WHEREAS, in connection with the Parties' agreements as described above, the Parties have agreed to amend the Purchase Agreement as provided for below:

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1. In Article "4.c" - Late Payment and Termination for Failure to Make Payments, the interest Rate of [*] per month shall be deleted and replaced by [*] on the first and twenty-fifth lines of Article 4.c.

2. AIRCRAFT DELIVERY SCHEDULE: The delivery schedule contained in Article "5.a" shall be deleted and replaced with the following:



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
     --------------------------------------------------------------------------------------------------------------------
         A/C #         DELIVERY MONTH        A/C #            DELIVERY MONTH            A/C #         DELIVERY MONTH
     --------------------------------------------------------------------------------------------------------------------
          01              Apr-99*             16                 Nov-00*                 31             27 Jul-01
     --------------------------------------------------------------------------------------------------------------------
          02              Jun-99*             17                 Dec-00*                 32             24 Aug-01
     --------------------------------------------------------------------------------------------------------------------
          03              Aug-99*             18                 Dec-00*                 33             31 Aug-01
     --------------------------------------------------------------------------------------------------------------------
          04              Nov-99*             19                 Jan-01*                 34             21 Sep-01
     --------------------------------------------------------------------------------------------------------------------
          05              Jan-00*             20                 Jan-01*                 35             28 Sep-01
     --------------------------------------------------------------------------------------------------------------------
          06              Feb-00*             21                 Jan-01*                 36             12 Oct-01
     --------------------------------------------------------------------------------------------------------------------
          07              Mar-00*             22                 Feb-01*                 37             26 Oct-01
     --------------------------------------------------------------------------------------------------------------------
          08              May-00*             23                 Mar-01*                 38             16 Nov-01
     --------------------------------------------------------------------------------------------------------------------
          09              Jun-00*             24                 Apr-01*                 39             30 Nov-01
     --------------------------------------------------------------------------------------------------------------------
          10              Jul-00*             25                 Apr-01*                 40             20 Dec-01
     --------------------------------------------------------------------------------------------------------------------
          11              Aug-00*             26                 May-01*                 41             18 Jan-02
     --------------------------------------------------------------------------------------------------------------------
          12              Aug-00*             27                31 May-01                42             31 Jan-02
     --------------------------------------------------------------------------------------------------------------------
          13              Sep-00*             28                29 Jun-01                43             15 Feb-02
     --------------------------------------------------------------------------------------------------------------------
          14              Oct-00*             29                29 JUN-01                44             15 Mar-02
     --------------------------------------------------------------------------------------------------------------------
          15              Nov-00*             30                20 Jul-01                45             28 Mar-02
     --------------------------------------------------------------------------------------------------------------------

REMARKS:  *Delivered to Buyer as of the date hereof.

3.    Article "9.b.1" shall be deleted and replaced with the following:

      "1. If the delivery of an Aircraft or Spares is delayed, not as a result of an Excusable Delay, by more than [*] calendar days after the Contractual Delivery Date for such Aircraft or, in the case of Spares, the date for delivery as agreed between the Parties in accordance with Article 5.b., Buyer will be entitled to elect to receive in accordance with item "b.3" below from Embraer liquidated damages as compensation for such delay equal to [*] of each delayed Aircraft or the price of each Spares item, for each day of delay in excess of the above mentioned [*] calendar days, up to the date that the Aircraft is ready for delivery and available to Buyer by means of confirmation of the successful completion of ground and flight tests performed by Embraer, to be provided per Article 7.a, it being understood that such liquidated damages will not, in any event, [*] and that it will only be due and payable by Embraer to Buyer after Buyer pays to Embraer the total Aircraft Purchase Price and/or Spares items price as applicable. Such liquidated damages shall be paid at Buyer's option in cash or in the form of a credit for spare parts or other Embraer-provided services."

            3.1. In Article 9.c - Delay Due to Loss or Structural Damage to the Aircraft, the "...additional interest of [*]..." on the sixteenth line shall be deleted and replaced by "...additional interest of [*]...".


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4.    In the twenty seventh and twenty eighth lines of Article 23.b, eighteenth line of Article 23.b.1 and ninth and tenth lines of Article 23.d, the "...additional interest of [*]..." shall be deleted and replaced by "...additional interest of [*]...".

5. The first paragraph of Article 24 shall be deleted and replaced with the following:

      "The Option Aircraft shall be divided into groups of a minimum of two (2) Aircraft. The groups shall be referred to collectively as the "Option Groups" and each may be referred to individually as an "Option Group".

      5.1.  Article 24.d.2 shall be deleted and replaced with the following;

      "2. A progress payment of [*] defined in item "c" above, per exercised Option Aircraft, less the initial deposit of [*] is due and payable [*]

      5.2.  Article "24.e" shall be deleted and replaced with the following:

      "e. CONFIRMATION OF OPTION GROUPS: Buyer's options to purchase Option Groups shall be confirmed on or before [*] in each Option Group. At the time of such confirmation, the Initial Deposit with respect to the Option Aircraft in such Option Group shall become non refundable. In the event that Buyer fails to exercise its option with respect to any [*]. The first Option Group shall be confirmed on or before [*]."

      5.3. In Article 24.f - FAILURE TO CONFIRM: RETURN OF DEPOSIT, the "...additional interest of [*]..." on the eleventh line shall be deleted and replaced by "...additional interest of [*]...".

6.    MISCELLANEOUS

All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 11 shall remain valid in full force and effect without any change.



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IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 11 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de                  Solitair Corp.
Aeronautica S.A.


By  /s/ Frederico Fleury Curado                  By  /s/ Douglas J. Lambert
  --------------------------------                 -----------------------------
Name:  Frederico Fleury Curado                   Name:  Douglas J. Lambert

Title: Executive Vice President                  Title: Vice President
           Airline Market

By  /s/ Flavio Rimoli                            Date:
  --------------------------------
Name:  Flavio Rimoli                             Place:

Title: Director of Contracts

Date:  June 29, 2001

Place: Sao Jose dos Campos